Janus Aspen Series

Money Market Portfolio

Prospectus

[Logo]    Janus

Contents
---------------------------------------
THE PORTFOLIO AT A GLANCE
Brief description of the Portfolio .. 1
---------------------------------------
EXPENSE INFORMATION
The Portfolio's annual
   operating expenses ............... 1
Financial Highlights -
   a summary of financial data ...... 2
---------------------------------------
PERFORMANCE TERMS
An explanation of performance terms . 3
---------------------------------------
THE PORTFOLIO IN DETAIL
Investment Objective and Policies ... 4
Investment Policies ................. 4
Types of Investments ................ 4
---------------------------------------
MANAGEMENT OF THE PORTFOLIO
Investment Adviser and
   Investment Personnel ............. 7
Management Expenses ................. 8
Portfolio Transactions .............. 8
Other Service Providers ............. 8
Other Information ................... 8
---------------------------------------
DISTRIBUTIONS AND TAXES
Distributions ...................... 10
Taxes .............................. 10
---------------------------------------
SHAREHOLDER'S GUIDE
Purchases .......................... 11
Redemptions ........................ 11
Shareholder Communications ......... 11


                               Janus Aspen Series
                             Money Market Portfolio

                                   Prospectus

                                   May 1, 1997

Money Market Portfolio (the "Portfolio") is a money market mutual fund that seeks maximum current income to the extent consistent with the stability of capital. The Portfolio pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions.

The  Portfolio  is a series of Janus Aspen Series (the  "Trust")  and  currently offers two classes of shares. The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of the Portfolio (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolio. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1997 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan sponsor.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

Portfolio At A Glance

This section is designed to provide you with a brief overview of the Portfolio and its investment emphasis. A more detailed discussion of the Portfolio's investment objective and policies begins on page 4.

INVESTMENT OBJECTIVE:

The investment objective of the Portfolio is to seek maximum current income to the extent consistent with the stability of capital.

PRIMARY HOLDINGS:

The Portfolio seeks to achieve this investment objective by investing primarily in high quality debt obligations and obligations of financial institutions.

SHAREHOLDER'S INVESTMENT HORIZON:

The Portfolio is designed for investors who seek maximum current income to the extent consistent with the stability of capital.

FUND ADVISER:

Janus Capital Corporation ("Janus Capital") serves as the Portfolio's investment adviser. Janus Capital has been in the investment advisory business for over 26 years and currently manages approximately $50 billion in assets.

PORTFOLIO MANAGER:

Sharon S. Pichler

PORTFOLIO INCEPTION:

May 1995

Expense Information

The tables and example below are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of costs and expenses, as the tables and example do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract.


SHAREHOLDER TRANSACTION EXPENSES

     Maximum sales load imposed on purchases                             None
     Maximum sales load imposed on reinvested dividends                  None
     Deferred sales charges on redemptions                               None
     Redemption fee                                                      None
     Exchange fee                                                        None


ANNUAL OPERATING EXPENSES (after fee waivers)(1)
(expressed as a percentage of average net assets)
--------------------------------------------------------------------------------
Management Fee                             0.00%
Other Expenses                             0.50%
--------------------------------------------------------------------------------
Total Operating Expenses                   0.50%
--------------------------------------------------------------------------------
(1) The fees and expenses in the table above are based on expenses of the Shares for the fiscal year ended December 31, 1996. The information is net of fee waivers from Janus Capital. Fee waivers are applied first against the management fee and then against other expenses. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses for the Shares would have been 0.25%, 0.53% and 0.78%, respectively. Janus Capital may modify or terminate the waivers at any time upon at least 90 days' notice to the Trustees.

EXAMPLE
                                        1 Year    3 Years     5 Years   10 Years
--------------------------------------------------------------------------------
You would indirectly pay the following
expenses  on   a  $1,000   investment,
assuming  an  expense  ratio as listed
above and assuming a 5%  annual return
with or  without redemption at the end
of each period.                           $5        $16         $28        $63
--------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997      1

Financial Highlights

Unless otherwise noted, the information below is for fiscal periods ending on December 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolio's financial statements since its inception. Their report is included in the Portfolio's Annual Report, which is incorporated by reference into the SAI. A detailed explanation of the Financial Highlights can be found on page 3.

                                                                            1996             1995(1)
----------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                                   $1.00             $1.00
----------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                                                    .05               .04
 3. Net gains or (losses) on securities (both realized and unrealized)        --                --
----------------------------------------------------------------------------------------------------
 4. Total from investment operations                                         .05               .04
----------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)                                  (.05)             (.04)
 6. Tax return of capital distributions                                      --                 --
----------------------------------------------------------------------------------------------------
 7. Total distributions                                                     (.05)             (.04)
----------------------------------------------------------------------------------------------------
 8. Net asset value, end of period                                         $1.00             $1.00
----------------------------------------------------------------------------------------------------
 9. Total return*                                                          5.05%             3.63%
----------------------------------------------------------------------------------------------------
10. Net assets, end of period (in thousands)                              $6,016            $1,735
11. Ratio of expenses to average net assets                                0.50%(3)          0.50%(2)
12. Ratio of net investment income to average net assets**                 4.93%             5.30%
----------------------------------------------------------------------------------------------------

 * Total return not annualized for periods of less than one year.
** Annualized for periods of less than one full year.
(1) May 1, 1995 (inception) to December 31, 1995.
(2) The ratio was 1.07% before waiver of certain fees incurred by the Portfolio.
(3) The ratio was 0.78% before waiver of certain fees incurred by the Portfolio.

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997      2

Understanding the Financial Highlights

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolio's Annual Report contains additional information about the Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

Net asset value ("NAV") is the value of a single Share of the Portfolio. It is computed by adding the value of all of the Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The NAV of the Portfolio's Shares is expected to be $1.00.

Net investment income is the per share amount of dividends and interest income earned on securities held by the Portfolio, less Portfolio expenses. Dividends (from net investment income) are the per share amount that the Portfolio paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities the Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) are the per share amount that the Portfolio paid from net realized gains.

Total Return is the percentage increase or decrease in the value of an investment over a stated period of time. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. THE PORTFOLIO'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLE.

Ratio of expenses to average net assets is the total of the Portfolio's operating expenses divided by its average net assets for the stated period.

Ratio of net investment income to average net assets is the Portfolio's net investment income divided by its average net assets for the stated period.

--------------------------------------------------------------------------------
Performance Terms

This section will help you understand various terms that are commonly used to describe the Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of the Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Portfolio generally measures performance in terms of yield.

Yield shows the rate of income the Shares earn on investments as a percentage of the Share price. It is calculated by dividing net investment income for a 30-day period (7-day period for the Portfolio) by the average number of Shares entitled to receive dividends and dividing the result by the Share's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Portfolio for a year and the Shares of that Portfolio continued to have the same yield for the entire year.

Effective yield is similar to yield in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

The Portfolio imposes no sales or other charges that would affect yield computations. The Portfolio's yield figures include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Portfolio performance figures are based upon historical results and are not intended to indicate future performance.
Investment returns and net asset value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997      3

The Portfolio in Detail

This section takes a closer look at the Portfolio's investment objective, policies and the securities in which it invests. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. You should carefully consider your investment goals, time horizon and risk tolerance before investing in the Portfolio.

The Portfolio's investment objective and policies are similar to those of Janus Money Market Fund, a retail fund managed by Janus Capital. Although it is anticipated that the Portfolio and Janus Money Market Fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of the Portfolio and Janus Money Market Fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Portfolio's investment objective, are not fundamental and may be changed by the Portfolio's Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.
--------------------------------------------------------------------------------
The Portfolio is designed for investors who primarily seek maximum current income to the extent consistent with stability of capital.

MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's investment objective is to seek maximum current income to the extent consistent with stability of capital. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a stable net asset value of $1.00 per share.

INVESTMENT POLICIES

The Portfolio will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital, the Portfolio's investment adviser, pursuant to procedures adopted by the Trustees. The Portfolio may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), the Portfolio will not invest more than 5% of its total assets in the securities of any one issuer. A guarantor is not considered an issuer for the purpose of this limit, provided that the value of all securities held by the Portfolio that are issued or guaranteed by that institution shall not exceed 10% of the Portfolio's total assets. The Portfolio may not invest more than 25% of its total assets in any one industry, except that this limit does not apply to U.S. Government Securities, bank obligations or municipal securities. To ensure adequate liquidity, the Portfolio may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days (unless subject to a demand feature) and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.

Ratings
High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. The Portfolio will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's, Moody's, and certain other NRSROs are contained in the SAI, as is a further description of the Portfolio's investment policies.

Although the Portfolio only invests in high quality money market instruments, an investment in the Portfolio is subject to risk even if all securities in its portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF INVESTMENTS

The Portfolio pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. It may invest in U.S. Government Securities (as defined below) and municipal securities, although the Portfolio expects to invest in such securities to a lesser degree.

Debt Obligations
The Portfolio may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds, and variable amount master demand notes. The payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due. The Portfolio may invest in privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997      4
therefrom. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions
The Portfolio may invest in obligations of financial institutions. Examples of obligations in which it may invest include negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Portfolio may also invest in Eurodollar and Yankee bank obligations as discussed below.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties that could reduce the Portfolio's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

Eurodollar or Yankee Obligations
The Portfolio may invest in Eurodollar and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities
The Portfolio may invest without limit in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government Securities. U.S. Government Securities in which the Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Securities
The municipal securities in which the Portfolio may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. The Portfolio may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the SAI.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Participation Interests
The Portfolio may invest in participation interests in any type of security in which the Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the underlying securities in the proportion that the Portfolio's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

Demand Features
The Portfolio may invest in securities that are subject to puts and stand-by commitments

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997      5

("demand features"). Demand features give the Portfolio the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Portfolio's investments may be dependent in part on the credit quality of the banks supporting its investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

Variable and Floating Rate Securities
The securities in which the Portfolio invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by the Portfolio may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Portfolio, as well as other money market rates of interest. The Portfolio will not purchase securities whose values are tied to interest rates or indicies that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or other governmental or government-related entities. In addition, the Portfolio may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

Repurchase Agreements
The Portfolio may seek additional income by entering into collateralized repurchase agreements with respect to obligations that it could otherwise purchase. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities.

Reverse Repurchase Agreements
The Portfolio may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used primarily for temporary or emergency purposes, such as meeting redemption requests.

Delayed Delivery Securities
The Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to the Portfolio until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when the Portfolio has the intention of taking possession of the securities, but it may sell the securities before the settlement date if deemed advisable.

Borrowing and Lending
The Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. It may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, the Portfolio will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties; however, it does not currently intend to engage in securities lending. The Portfolio intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital. There is no assurance that such permission will be granted.

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997      6

Management of the Portfolio

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolio to the officers of the Trust and meet at least quarterly to review the Portfolio's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER

Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

Sharon S. Pichler is Executive Vice President and portfolio manager of the Portfolio, which she has managed since inception. She also has managed Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund since their inception. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler is a Chartered Financial Analyst.

Personal Investing
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio or Janus Capital's other advisory clients. See the SAI for more detailed information.

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997      7

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS

The Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with the Portfolio spells out the management fee and other expenses that the Portfolio must pay. The Portfolio is subject to the following management fee schedule (expressed as an annual rate):

Average Daily Net                Annual Rate                  Expense Limit
Assets of Portfolio              Percentage (%)               Percentage (%)
--------------------------------------------------------------------------------
All Asset Levels                 .25                          .50
--------------------------------------------------------------------------------
* Janus Capital will voluntarily waive its advisory fee to the extent the advisory fees and other expenses exceed 0.50% of the average daily closing net asset value of the Portfolio. Janus Capital may modify or terminate this fee waiver at any time upon at least 90 days' notice to the Trustees.

The Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of the Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolios or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase a Portfolio's shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Portfolio with administrative and other services.

Custodian
United Missouri Bank, N.A.
P.O. Box 419226
Kansas City, Missouri 64141-6226

Transfer Agent
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION

Organization
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust offers Shares in eleven separate series, one of which is offered by this Prospectus.

The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable contracts and life insurance contracts as well as certain qualified retirement plans. Retirement Shares of the Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997      8

Shareholder Meetings and Voting Rights
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the class or Portfolio only if a matter affects or requires the vote of only the class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of the other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of the Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

Conflicts of Interest
The Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus
Capital and to certain qualified retirement plans. Retirement Shares of the Portfolio (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolio currently does not anticipate any disadvantages to policy owners arising out of the fact that it offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investment in the Portfolio or substitute shares of another portfolio of the Trust. If this occurs, the Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the Portfolio to any separate account or may suspend or terminate the offering of the Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

Master/Feeder Option
The Trust may in the future seek to achieve the Portfolio's investment objective by investing all of the Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Portfolio. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Portfolio. The initial shareholder(s) of the Portfolio voted to vest the authority to convert to a master/feeder structure in the sole discretion of the Trustees. No further approval of the shareholders of the Portfolio is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Portfolio and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Portfolio believes the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

The Valuation of Shares
The NAV of the Shares of the Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per Share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding.

Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997      9

Distributions and Taxes
--------------------------------------------------------------------------------
DISTRIBUTIONS
To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net gains realized by its investments annually. Income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains, if any, are paid to shareholders as capital gains distributions.

Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.
--------------------------------------------------------------------------------
TAXES
Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997     10

Shareholder's Guide

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE  PORTFOLIO  DIRECTLY.  SHARES
MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES

Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company's separate account or your plan documents for information on how to invest in the Shares of the Portfolio.

All investments in the Portfolio are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by the Portfolio.

The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

JANUS ASPEN SERIES MONEY MARKET PORTFOLIO PROSPECTUS          MAY 1, 1997     11

                      This page intentionally left blank.

                      This page intentionally left blank.

                   100 Fillmore Street
                   Denver, Colorado 80206-4928
                   (800) 525-0020

[LOGO] JANUS       Funds distributed by Janus Distributors, Inc.
                   Member NASD.    Recycled Paper